UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 8, 2016
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Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)
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Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable
(Former name or former address, if changed since last report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 2.02  Results of Operations and Financial Condition

On November 8, 2016, Black Stone Minerals, L.P. held a conference call during which its financial results for the third quarter and nine months ended September 30, 2016 were discussed. A third-party prepared transcript of this call is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A recording of the conference call will be available until December 8, 2016 at http://investor.blackstoneminerals.com.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
Exhibit Number	Description
99.1	Transcript of earnings conference call held on November 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: November 8, 2016	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Transcript of earnings conference call held on November 8, 2016.

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